THIRD  SUPPLEMENTAL  INDENTURE,  effective  as of December 31,
1999, to the Indenture, dated as of September 20, 1996, as heretofore amended and supplemented (the "Indenture"), between Commonwealth Industries, Inc.
(formerly Commonwealth Aluminum Corporation), a Delaware corporation (the "Company"), each of the Subsidiary Guarantors (as defined therein) and Harris Trust and Savings Bank, as Trustee (the "Trustee").

                                    RECITALS:

                  The Indenture has heretofore been amended and supplemented by a First Supplemental Indenture, dated as of November 12, 1996, and a Second Supplemental Indenture, dated as of October 16, 1998. Subsequent to the date of the Second Supplemental Indenture and prior to the date hereof, the Company has duly organized Alflex E1 LLC, a Delaware limited liability company, as a Restricted Subsidiary, and it is proposed that this limited liability company (the "new subsidiary") become an additional Subsidiary Guarantor, as permitted by Section 901(7) of the Indenture.

                  The Company, each of the Subsidiary Guarantors and the new subsidiary have been authorized by Board Resolutions to enter into this supplemental indenture.

                  NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE
WITNESSETH:

                  For and in consideration of the premises, it is mutually agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

                                   ARTICLE ONE

                                   Definitions

                  For all purposes of this supplemental indenture, unless the context otherwise requires, the terms used herein shall have the same meanings as in the Indenture.

                                   ARTICLE TWO

                              Subsidiary Guarantors

                  The new subsidiary is hereby subjected to the provisions (including the representations and warranties) of the Indenture as a Subsidiary Guarantor, all as contemplated by Section 1303 of the Indenture.

                  IN WITNESS WHEREOF, the parties hereto have caused this supplemental indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

                                    COMMONWEALTH INDUSTRIES, INC.
                                    COMMONWEALTH ALUMINUM CORPORATION
                                    COMMONWEALTH ALUMINUM CONCAST, INC.
                                    COMMONWEALTH ALUMINUM LEWISPORT, INC.
                                    COMMONWEALTH ALUMINUM SALES CORPORATION
                                    ALFLEX CORPORATION


                                    By:   ______________________________
                                          Mark V. Kaminski
                                          President and Chief Executive Officer

                                    ALFLEX E1 LLC

                                    By:  Alflex Corporation,
                                    as Managing Member



                                    By:   ______________________________
                                          Mark V. Kaminski
                                          President and Chief Executive Officer

Attest:



By:    ______________________________
       Secretary

                                    HARRIS TRUST AND SAVINGS BANK,
                                    as Trustee



                                    By:   ______________________________
                                    Name:
                                    Title:

Attest:



By:    ______________________________
       Secretary


COMMONWEALTH OF KENTUCKY            )
                                                 )     ss.:
COUNTY OF JEFFERSON                              )

                  On the  _____  day of  ____________________,  1999,  before me personally came Mark V. Kaminski, to me known, who, being by me duly sworn, did depose and say that he is President and Chief Executive Officer of each of Commonwealth Industries, Inc., Commonwealth Aluminum Corporation, Commonwealth
Aluminum Concast, Inc., Commonwealth Aluminum Lewisport, Inc., Commonwealth Aluminum Sales Corporation and Alflex Corporation, corporations described in and which executed the foregoing instrument; that he knows the seal of said corporations; that the seals affixed to said instrument are such corporate seals; that they were so affixed by authority of the Boards of Directors of said corporations, and that he signed his name thereto by like authority.


                                    ------------------------------

STATE OF ILLINOIS                   )
                                    )     ss.:
COUNTY OF COOK                      )

                  On the  _____  day of  ____________________,  1999,  before me personally came ______________________________, to me known, who, being by me duly sworn, did depose and say that she is a ______________________________ of Harris Trust and Savings Bank, one of the corporations described in and which executed the foregoing instrument; that she knows the seal of said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that she signed her name thereto by like authority.


                                    ------------------------------